SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Core Equity Fund
DWS Core Equity VIP

Due to the upcoming retirement of Arno V. Puskar, Portfolio Manager of the fund, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of each fund’s summary prospectus.
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity. Portfolio Manager of the fund. Began managing the fund in 2013.
Arno V. Puskar, Senior Portfolio Manager Equity. Portfolio Manager of the fund through May 15, 2024. Began managing the fund in 2016.
Di Kumble, CFA, Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2016.
Hiten Shah, Portfolio Manager Equity. Portfolio Manager of the fund beginning May 15, 2024.
Please Retain This Supplement for Future Reference
April 8, 2024
PROSTKR24-20